UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT International Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital growth with current income as its secondary objective

Net asset value June 30, 2011

Class IA: $9.76	Class IB: $9.67

Total return at net asset value
			S&P Developed
			Ex-U.S.	MSCI EAFE
			LargeMidCap	Value Index
(as of 6/30/11)	Class IA shares*	Class IB shares†	Value Index	(ND)‡

6 months	6.04%	5.94%	5.00%	5.58%

1 year	35.42	35.13	30.86	29.35

5 years	–3.17	–4.33	15.13	1.80
Annualized	–0.64	–0.88	2.86	0.36

10 years	63.63	59.72	106.11	78.33
Annualized	5.05	4.79	7.50	5.96

Life	135.48	128.48	160.45	128.57
Annualized	6.09	5.87	6.83	5.87

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

‡ Putnam Management has recently undertaken a review of the fund’s benchmark. The MSCI EAFE Value Index (ND) replaces the S&P Developed Ex-U.S. LargeMidCap Value Index as the primary benchmark for the fund because, in Putnam Management’s opinion, the MSCI EAFE Value Index (ND) is more widely recognized and provides greater product clarity for shareholders and financial intermediaries who provide ongoing services to shareholders.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Value Fund 1

Report from your fund’s manager

How did the fund perform for the six months ended June 30, 2011?

Bolstered by improving economic data and healthy corporate profits, international equities delivered positive returns. However, by the spring of 2011, several developments tempered investors’ spirits and created greater uncertainty: Europe’s sovereign debt issues; the crisis in Japan; the uprisings in the Middle East and North Africa; and escalating commodity prices, which raised inflationary concerns, most notably in China. As a result, international stocks lost some ground in the final weeks but still posted gains, given the strong tailwind from earlier in the period.

Which strategies guided the portfolio during the period?

With the crosscurrents in the international equity markets creating considerable investment opportunities for us, we tended to take slightly overweight positions relative to the benchmark than has historically been the case. This approach was a function of our bottom-up stock-selection process focusing on growth at a reasonable price, and a market largely influenced by macroeconomic issues. From a sector perspective, financials, consumer staples, and utilities contributed to performance while information technology and health care detracted.

Which holdings contributed positively to performance?

Some stocks represented positive attribution as a result of our decision not to invest in them. This was the case with Tokyo Electric Power, the owner of the Fukishima Daiichi plant that failed to cool properly when the tsunami knocked out its cooling system. While the natural disaster was unforeseen, our decision not to hold the stock was beneficial for the fund.

Stock picking in the financials sector was noteworthy for its defensive bias against banks in Europe, with the exception of some large, well-diversified banks in northern Europe, France, and Germany that, in our opinion, have limited exposure to the sovereign debt crisis. AXA and BNP Paribas ranked in the fund’s top 10 contributors as did National Bank of Canada, a position that offers strategic diversification outside the eurozone. Finally, Kabel Deutschland, which offers TV, broadband Internet, and fixed-line voice services as well as mobile services, also performed well. We remain optimistic about the company, and the sector in general, given its ability to increase revenues with new offerings going forward, which can drive prices higher on a relatively fixed-cost base.

Which investments detracted from results?

Pandora, the Danish jewelry retailer, was the fund’s biggest detractor. The stock performed well until the company fell short of earnings expectations this past spring. Investors sold down the stock on sales weakness in Australia and Europe and higher silver and gold prices. We believe expectations for the company are recalibrating to fall more in line with corporate fundamentals.

Nintendo, the manufacturer of the Wii game console and DS interactive portable game station also lagged. A slate of disappointments, including the company’s delay in introducing the new generation of its 3-D handheld devices in the fall of 2010, meant that it missed the important holiday sales season. Japan’s March 2011 earthquake and tsunami, which generally depressed Japanese stocks, also contributed to disappointing performance. However, with the advent of new products coming on line, we still remain positive on the company.

What is your outlook for international markets?

During the past two years, international stocks have recovered from the lows that we saw during the bear market in 2009. Developed and emerging markets have both shared in the recovery, albeit at different rates. Going forward, we expect continued volatility based on many factors, not the least of which is ongoing debt concerns.

It will fall to astute, disciplined stock selection to find the international companies that can continue to grow their businesses in a very complex and evolving market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some of its assets in mid size companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Darren A. Jaroch is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1996.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.65	$5.92	$4.56	$5.81

Ending value
(after expenses)	$1,060.40	$1,059.40	$1,020.28	$1,019.04

Annualized
expense ratio	0.91%	1.16%	0.91%	1.16%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Value Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (0.5%)
Cobham PLC (United Kingdom)	238,049	$809,364

		809,364
Air freight and logistics (0.8%)
Deutsche Post AG (Germany)	67,815	1,304,693

		1,304,693
Automobiles (5.4%)
Bayerische Motoren Werke (BMW) AG (Germany)	19,928	1,991,049

Fiat SpA (Italy)	97,143	1,067,761

Nissan Motor Co., Ltd. (Japan)	347,800	3,652,538

Porsche Automobil Holding SE
(Preference) (Germany)	24,107	1,914,684

		8,626,032
Beverages (1.4%)
Anheuser-Busch InBev NV (Belgium)	38,288	2,223,767

		2,223,767
Capital markets (0.5%)
Macquarie Group, Ltd. (Australia)	23,039	776,139

		776,139
Chemicals (5.0%)
Arkema (France)	9,889	1,019,333

BASF SE (Germany)	33,304	3,267,510

JSR Corp. (Japan)	52,800	1,024,869

Nitto Denko Corp. (Japan)	17,000	863,904

Syngenta AG (Switzerland) †	4,281	1,445,936

Uralkali (Russia) † ∆	44,105	397,386

		8,018,938
Commercial banks (12.3%)
Banco Bradesco SA ADR (Brazil)	67,413	1,381,292

Banco Santander Central Hispano SA (Spain)	88,206	1,019,862

Barclays PLC (United Kingdom)	507,805	2,092,481

BNP Paribas SA (France)	32,390	2,503,422

China Construction Bank Corp. (China)	1,385,000	1,152,723

DBS Group Holdings, Ltd. (Singapore)	101,000	1,209,867

DnB NOR ASA (Norway)	80,124	1,119,647

HSBC Holdings PLC
(London Exchange) (United Kingdom)	303,836	3,019,052

Industrial and Commercial Bank of China, Ltd.
(China) †	1,141,000	873,623

Mitsubishi UFJ Financial Group, Inc. (Japan)	364,200	1,773,796

National Bank of Canada (Canada) S	20,259	1,644,605

Shinhan Financial Group Co., Ltd. (South Korea)	19,120	913,278

Societe Generale SA (France)	16,138	958,853

		19,662,501
Commercial services and supplies (0.7%)
Edenred (France)	35,118	1,072,858

		1,072,858
Computers and peripherals (1.1%)
Asustek Computer, Inc. (Taiwan) †	181,000	1,802,504

		1,802,504
Construction and engineering (2.0%)
Carillion PLC (United Kingdom)	234,682	1,418,224

Vinci SA (France)	27,485	1,762,746

		3,180,970
Construction materials (1.5%)
BBMG Corp. (China)	433,000	649,685

China Shanshui Cement Group, Ltd. (China)	809,000	940,315

HeidelbergCement AG (Germany)	13,072	835,618

		2,425,618
Diversified financial services (2.1%)
ING Groep NV GDR (Netherlands) †	109,214	1,346,175

ORIX Corp. (Japan)	20,060	1,952,284

		3,298,459

COMMON STOCKS (96.9%)* cont.	Shares	Value

Diversified telecommunication services (2.5%)
BCE, Inc. (Canada)	49,067	$1,925,913

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	42,800	2,082,074

		4,007,987
Electric utilities (0.8%)
Fortum OYJ (Finland)	44,016	1,276,307

		1,276,307
Electrical equipment (1.8%)
LS Corp. (South Korea)	7,966	824,793

Mitsubishi Electric Corp. (Japan)	179,000	2,079,750

		2,904,543
Electronic equipment, instruments, and components (1.6%)
Kyocera Corp. (Japan)	9,700	987,195

LG Display Co., Ltd. (South Korea)	54,890	1,527,276

		2,514,471
Energy equipment and services (0.4%)
Technip SA (France)	6,503	698,073

		698,073
Food and staples retail (0.7%)
Lawson, Inc. (Japan)	20,200	1,061,368

		1,061,368
Food products (3.2%)
Ajinomoto Co., Inc. (Japan)	148,000	1,760,726

Kerry Group PLC Class A (Ireland)	35,568	1,472,650

Suedzucker AG (Germany)	42,757	1,521,348

Zhongpin, Inc. (China) † S	24,900	260,952

		5,015,676
Gas utilities (0.7%)
Tokyo Gas Co., Ltd. (Japan)	257,000	1,163,085

		1,163,085
Health-care equipment and supplies (0.7%)
BioMerieux (France)	9,902	1,151,079

		1,151,079
Hotels, restaurants, and leisure (0.5%)
TUI Travel PLC (United Kingdom)	222,154	801,012

		801,012
Household durables (0.8%)
Persimmon PLC (United Kingdom)	162,274	1,257,558

		1,257,558
Household products (1.9%)
Henkel AG & Co. KGaA (Germany)	20,478	1,423,369

Reckitt Benckiser Group PLC (United Kingdom)	30,069	1,662,032

		3,085,401
Independent power producers and energy traders (1.1%)
China WindPower Group, Ltd. (China) †	5,090,000	445,776

Electric Power Development Co. (Japan)	30,000	810,644

International Power PLC (United Kingdom)	100,003	516,923

		1,773,343
Industrial conglomerates (2.0%)
LG Corp. (South Korea)	11,469	867,534

Siemens AG (Germany)	16,749	2,303,061

		3,170,595
Insurance (6.9%)
ACE, Ltd.	32,365	2,130,264

Allianz SE (Germany)	20,496	2,866,799

AXA SA (France)	133,585	3,039,438

Prudential PLC (United Kingdom)	175,908	2,035,073

SCOR (France)	30,538	869,087

		10,940,661
Leisure equipment and products (0.4%)
Altek Corp. (Taiwan)	439,703	640,976

		640,976
Machinery (1.6%)
Fiat Industrial SpA (Italy) †	68,587	886,336

Invensys PLC (United Kingdom)	174,331	901,690

Metso Corp. OYJ (Finland)	14,303	813,481

		2,601,507

4 Putnam VT International Value Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Media (2.7%)
Kabel Deutschland Holding AG (Germany) †	25,260	$1,555,127

Virgin Media, Inc. (United Kingdom)	35,200	1,053,536

WPP PLC (Ireland)	133,422	1,672,183

		4,280,846
Metals and mining (2.1%)
Rio Tinto PLC (United Kingdom)	25,098	1,810,905

Xstrata PLC (United Kingdom)	71,408	1,573,637

		3,384,542
Multiline retail (0.9%)
Myer Holdings, Ltd. (Australia)	172,714	490,087

PPR SA (France)	5,181	923,801

		1,413,888
Multi-utilities (2.6%)
Atco, Ltd. Class I (Canada)	24,300	1,575,446

Centrica PLC (United Kingdom)	299,708	1,556,918

GDF Suez (France)	27,486	1,007,121

		4,139,485
Office electronics (0.7%)
Canon, Inc. (Japan)	23,900	1,140,211

		1,140,211
Oil, gas, and consumable fuels (10.6%)
BG Group PLC (United Kingdom)	60,557	1,375,864

BP PLC (United Kingdom)	398,109	2,933,899

Inpex Corp. (Japan)	122	901,085

Nexen, Inc. (Canada)	52,692	1,188,858

Petroleo Brasileiro SA ADR (Brazil)	20,100	680,586

Royal Dutch Shell PLC Class B (United Kingdom)	144,975	5,180,716

Statoil ASA (Norway)	57,028	1,447,570

Total SA (France)	56,066	3,246,544

		16,955,122
Pharmaceuticals (6.3%)
Astellas Pharma, Inc. (Japan)	31,500	1,218,547

Mitsubishi Tanabe Pharma (Japan)	49,100	824,169

Novartis AG (Switzerland)	73,993	4,535,126

Sanofi (France)	30,287	2,438,070

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	22,200	1,070,484

		10,086,396
Real estate investment trusts (REITs) (1.0%)
CFS Retail Property Trust (Australia) R	468,844	915,250

Dexus Property Group (Australia)	704,491	666,931

		1,582,181
Real estate management and development (1.8%)
Henderson Land Development Co., Ltd. (Hong Kong)	124,000	802,261

Mitsubishi Estate Co., Ltd. (Japan)	60,000	1,053,749

Soho China, Ltd. (China)	1,104,000	990,173

		2,846,183
Semiconductors and semiconductor equipment (0.7%)
Rohm Co., Ltd. (Japan)	19,000	1,089,110

		1,089,110
Software (0.5%)
Nintendo Co., Ltd. (Japan)	4,400	828,972

		828,972
Specialty retail (0.3%)
JB Hi-Fi, Ltd. (Australia) S	27,439	504,827

		504,827

COMMON STOCKS (96.9%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.6%)
Pandora A/S (Denmark) S	30,468	$958,473

		958,473
Tobacco (0.7%)
Japan Tobacco, Inc. (Japan)	284	1,096,498

		1,096,498
Trading companies and distributors (1.6%)
Mitsui & Co., Ltd. (Japan)	142,900	2,472,258

		2,472,258
Wireless telecommunication services (2.9%)
China Mobile, Ltd. (China)	90,000	837,418

NTT DoCoMo, Inc. (Japan)	378	674,624

Vodafone Group PLC (United Kingdom)	1,132,801	3,008,765

		4,520,807

Total common stocks (cost $136,378,245)		$154,565,284

SHORT-TERM INVESTMENTS (4.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	3,064,113	$3,064,113

Putnam Money Market Liquidity Fund 0.04% [e]	3,175,412	3,175,412

SSgA Prime Money Market Fund 0.08% i P	20,000	20,000

U.S. Treasury Bills with effective yields ranging
from 0.09% to 0.16% ##	$800,000	799,706

Total short-term investments (cost $7,059,137)		$7,059,231

Total investments (cost $143,437,382)		$161,624,515

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $159,469,245.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $152,531 to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Putnam VT International Value Fund 5

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United Kingdom	20.8%	Belgium	1.4%

Japan	19.3	Finland	1.3

France	13.1	Brazil	1.3

Germany	12.0	Italy	1.2

Canada	4.0	Netherlands	0.8

China	3.9	Singapore	0.7

United States	3.9	Spain	0.7

Switzerland	3.8	Israel	0.6

South Korea	2.6	Denmark	0.6

Australia	2.1	Hong Kong	0.5

Ireland	2.0	Russia	0.3

Norway	1.6	Total	100.0%

Taiwan	1.5

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $98,629,519) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	8/17/11	$4,625,587	$4,511,443	$114,144

	British Pound	Sell	8/17/11	735,499	731,678	(3,821)

	Canadian Dollar	Buy	8/17/11	1,393,924	1,361,551	32,373

	Euro	Buy	8/17/11	1,302,950	1,276,692	26,258

	Swedish Krona	Buy	8/17/11	1,026,626	1,006,364	20,262

	Swiss Franc	Buy	8/17/11	2,902,557	2,914,015	(11,458)

Barclays Bank PLC

	Australian Dollar	Buy	8/17/11	55,695	54,327	1,368

	British Pound	Sell	8/17/11	1,241,998	1,234,926	(7,072)

	Canadian Dollar	Buy	8/17/11	1,472,401	1,438,075	34,326

	Euro	Sell	8/17/11	738,121	724,007	(14,114)

	Hong Kong Dollar	Sell	8/17/11	106,326	106,272	(54)

	Japanese Yen	Sell	8/17/11	1,326,342	1,319,146	(7,196)

	Swiss Franc	Buy	8/17/11	246,780	247,771	(991)

Citibank, N.A.

	British Pound	Buy	8/17/11	723,295	719,694	3,601

	Canadian Dollar	Sell	8/17/11	386,683	377,614	(9,069)

	Danish Krone	Buy	7/21/11	432,244	434,795	(2,551)

	Euro	Sell	8/17/11	8,129,914	7,975,410	(154,504)

	Hong Kong Dollar	Sell	8/17/11	28,574	28,555	(19)

	Norwegian Krone	Sell	8/17/11	580,958	572,501	(8,457)

	Singapore Dollar	Buy	8/17/11	398,710	398,710	—

	Swiss Franc	Sell	8/17/11	202,853	203,691	838

Credit Suisse AG

	Australian Dollar	Sell	8/17/11	579,252	564,404	(14,848)

	British Pound	Sell	8/17/11	5,069,807	5,043,528	(26,279)

	Canadian Dollar	Buy	8/17/11	2,091,508	2,040,889	50,619

	Euro	Sell	8/17/11	3,736,428	3,666,218	(70,210)

	Japanese Yen	Buy	8/17/11	90,090	89,614	476

	Norwegian Krone	Sell	8/17/11	800,177	788,464	(11,713)

	Swedish Krona	Buy	8/17/11	2,234,810	2,190,195	44,615

	Swiss Franc	Sell	8/17/11	792,126	794,759	2,633

Deutsche Bank AG

	Australian Dollar	Sell	8/17/11	1,556,160	1,513,238	(42,922)

	Canadian Dollar	Buy	8/17/11	808,302	788,875	19,427

	Euro	Buy	8/17/11	3,406,667	3,342,324	64,343

6 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $98,629,519) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Swedish Krona	Buy	8/17/11	$594,844	$583,031	$11,813

	Swiss Franc	Buy	8/17/11	569,512	571,592	(2,080)

Goldman Sachs International

	Australian Dollar	Buy	8/17/11	621,610	606,216	15,394

	British Pound	Sell	8/17/11	1,996,769	1,986,916	(9,853)

	Euro	Buy	8/17/11	191,708	188,110	3,598

	Japanese Yen	Sell	8/17/11	2,117,939	2,106,709	(11,230)

	Norwegian Krone	Sell	8/17/11	717,438	706,574	(10,864)

	Swedish Krona	Buy	8/17/11	117,964	115,609	2,355

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/17/11	1,663,602	1,624,016	39,586

	British Pound	Buy	8/17/11	667,410	663,692	3,718

	Euro	Sell	8/17/11	1,217,102	1,194,500	(22,602)

	Hong Kong Dollar	Sell	8/17/11	1,626,221	1,625,410	(811)

	Norwegian Krone	Buy	8/17/11	43,269	42,695	574

	Swiss Franc	Buy	8/17/11	128,331	128,837	(506)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	8/17/11	343,347	334,855	(8,492)

	British Pound	Buy	8/17/11	1,577,309	1,569,100	8,209

	Canadian Dollar	Buy	8/17/11	672,807	656,982	15,825

	Euro	Buy	8/17/11	1,699,563	1,667,662	31,901

	Hong Kong Dollar	Sell	8/17/11	1,007,838	1,007,184	(654)

	Japanese Yen	Sell	8/17/11	62,485	62,143	(342)

	Norwegian Krone	Sell	8/17/11	1,143,238	1,126,522	(16,716)

	Singapore Dollar	Buy	8/17/11	1,119,211	1,118,157	1,054

	Swedish Krona	Buy	8/17/11	438,369	429,691	8,678

	Swiss Franc	Buy	8/17/11	959,622	963,036	(3,414)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	8/17/11	2,222,689	2,162,216	60,473

	British Pound	Buy	8/17/11	1,900,897	1,890,452	10,445

	Canadian Dollar	Buy	8/17/11	960,383	937,064	23,319

	Euro	Sell	8/17/11	1,209,996	1,187,677	(22,319)

	Israeli Shekel	Buy	7/21/11	431,562	435,611	(4,049)

	Japanese Yen	Sell	8/17/11	890,252	885,050	(5,202)

	Swedish Krona	Sell	8/17/11	408,562	400,314	(8,248)

	Swiss Franc	Buy	8/17/11	1,269,378	1,274,411	(5,033)

State Street Bank and Trust Co.

	Australian Dollar	Sell	8/17/11	1,811,163	1,766,364	(44,799)

	Canadian Dollar	Sell	8/17/11	38,254	37,360	(894)

	Euro	Buy	8/17/11	2,285,709	2,242,334	43,375

	Israeli Shekel	Buy	7/21/11	431,532	435,079	(3,547)

	Swedish Krona	Buy	8/17/11	569,033	557,913	11,120

UBS AG

	Australian Dollar	Buy	8/17/11	1,296,355	1,264,414	31,941

	British Pound	Sell	8/17/11	697,279	693,374	(3,905)

	Canadian Dollar	Buy	8/17/11	1,011,595	988,202	23,393

	Euro	Sell	8/17/11	1,404,025	1,378,175	(25,850)

	Israeli Shekel	Sell	7/21/11	893,360	902,277	8,917

	Norwegian Krone	Buy	8/17/11	1,999,045	1,969,709	29,336

	Swiss Franc	Sell	8/17/11	185,591	186,338	747

Putnam VT International Value Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/11 (aggregate face value $98,629,519) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	8/17/11	$1,677,153	$1,634,037	$43,116

	British Pound	Sell	8/17/11	1,260,306	1,254,095	(6,211)

	Canadian Dollar	Buy	8/17/11	2,296,875	2,243,237	53,638

	Euro	Sell	8/17/11	1,328,037	1,303,133	(24,904)

	Japanese Yen	Buy	8/17/11	1,067,213	1,061,699	5,514

Total						$275,519

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$13,195,184	$5,288,428	$—

Consumer staples	8,564,118	3,918,592	—

Energy	16,752,110	901,085	—

Financials	26,026,050	13,080,074	—

Health care	9,194,759	2,042,716	—

Industrials	11,272,453	6,244,335	—

Information technology	—	7,375,268	—

Materials	10,350,325	3,478,773	—

Telecommunication services	4,934,678	3,594,116	—

Utilities	5,932,715	2,419,505	—

Total common stocks	106,222,392	48,342,892	—

Short-term investments	3,195,412	3,863,819	—

Totals by level	$109,417,804	$52,206,711	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$275,519	$—

Totals by level	$—	$275,519	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $2,919,566 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $137,197,857)	$155,384,990

Affiliated issuers (identified cost $6,239,525) (Note 6)	6,239,525

Foreign currency (cost $144,803) (Note 1)	144,839

Dividends, interest and other receivables	612,662

Foreign tax reclaim	68,168

Receivable for shares of the fund sold	621

Receivable for investments sold	728,346

Receivable for sales of delayed delivery securities (Note 1)	357,908

Unrealized appreciation on forward currency contracts (Note 1)	903,322

Total assets	164,440,381

Liabilities

Payable to custodian	50,478

Payable for investments purchased	843,207

Payable for shares of the fund repurchased	101,798

Payable for compensation of Manager (Note 2)	89,971

Payable for investor servicing fees (Note 2)	10,091

Payable for custodian fees (Note 2)	25,061

Payable for Trustee compensation and expenses (Note 2)	76,860

Payable for administrative services (Note 2)	865

Payable for distribution fees (Note 2)	10,158

Unrealized depreciation on forward currency contracts (Note 1)	627,803

Collateral on securities loaned, at value (Note 1)	3,064,113

Collateral on certain derivative contracts, at value (Note 1)	20,000

Other accrued expenses	50,731

Total liabilities	4,971,136

Net assets	$159,469,245

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$252,009,232

Undistributed net investment income (Note 1)	1,457,052

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(112,465,144)

Net unrealized appreciation of investments and assets and liabilities in
foreign currencies	18,468,105

Total — Representing net assets applicable
to capital shares outstanding	$159,469,245

Computation of net asset value Class IA

Net assets	$109,192,566

Number of shares outstanding	11,188,816

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.76

Computation of net asset value Class IB

Net assets	$50,276,679

Number of shares outstanding	5,199,563

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$9.67

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends (net of foreign tax of $311,038)	$3,099,169

Interest (including interest income of $1,460 from investments in
affiliated issuers) (Note 6)	1,892

Securities lending (Note 1)	139,002

Total investment income	3,240,063

Expenses

Compensation of Manager (Note 2)	567,785

Investor servicing fees (Note 2)	82,943

Custodian fees (Note 2)	21,281

Trustee compensation and expenses (Note 2)	5,731

Administrative services (Note 2)	2,530

Distribution fees — Class IB (Note 2)	64,795

Other	54,144

Total expenses	799,209

Expense reduction (Note 2)	(7,339)

Net expenses	791,870

Net investment income	2,448,193

Net realized gain on investments (Notes 1 and 3)	8,220,899

Net realized gain on foreign currency transactions (Note 1)	1,342,785

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(495,864)

Net unrealized depreciation of investments during the period	(1,901,477)

Net gain on investments	7,166,343

Net increase in net assets resulting from operations	$9,614,536

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Decrease in net assets

Operations:

Net investment income	$2,448,193	$2,947,726

Net realized gain on investments and
foreign currency transactions	9,563,684	7,538,749

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(2,397,341)	83,883

Net increase in net assets resulting
from operations	9,614,536	10,570,358

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,885,687)	(4,038,182)

Class IB	(1,235,192)	(1,811,386)

Decrease from capital share transactions
(Note 4)	(11,115,204)	(23,739,704)

Total decrease in net assets	(5,621,547)	(19,018,914)

Net assets:

Beginning of period	165,090,792	184,109,706

End of period (including undistributed
net investment income of $1,457,052 and
$3,129,738, respectively)	$159,469,245	$165,090,792

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$9.45	.15	.42	.57	(.26)	—	—	(.26)	—	$9.76	6.04*	$109,193	.45*	1.54*	30 *

12/31/10	9.10	.16	.50	.66	(.31)	—	—	(.31)	—	9.45	7.42	112,372.91		1.87	52

12/31/09	7.20	.21	1.69	1.90	—	—	—	—	—[e]	9.10	26.39	124,320	.98[f]	2.72[f]	128

12/31/08	16.60	.32	(6.74)	(6.42)	(.28)	(2.63)	(.07)	(2.98)	—	7.20	(45.85)	121,743	.93[f]	2.87[f]	71

12/31/07	19.32	.31	.96	1.27	(.39)	(3.60)	—	(3.99)	—	16.60	7.29	294,274	.92[f]	1.74 [f]	90

12/31/06	15.35	.35	3.85	4.20	(.23)	—	—	(.23)	—	19.32	27.63	325,011	.93[f]	2.04[f]	113

Class IB

6/30/11†	$9.35	.14	.41	.55	(.23)	—	—	(.23)	—	$9.67	5.94*	$50,277	.57*	1.41*	30 *

12/31/10	9.01	.14	.49	.63	(.29)	—	—	(.29)	—	9.35	7.12	52,719	1.16	1.62	52

12/31/09	7.14	.19	1.68	1.87	—	—	—	—	—[e]	9.01	26.19	59,790	1.23 [f]	2.47[f]	128

12/31/08	16.48	.29	(6.71)	(6.42)	(.23)	(2.63)	(.06)	(2.92)	—	7.14	(46.02)	55,208	1.18 [f]	2.62[f]	71

12/31/07	19.21	.26	.96	1.22	(.35)	(3.60)	—	(3.95)	—	16.48	7.01	129,084	1.17[f]	1.50 [f]	90

12/31/06	15.28	.30	3.83	4.13	(.20)	—	—	(.20)	—	19.21	27.22	135,458	1.18 [f]	1.75 [f]	113

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between General American Life Insurance Company and the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share as of August 17, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.01%

12/31/08	<0.01

12/31/07	0.03

12/31/06	0.10

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 11

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT International Value Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund invests primarily in common stocks of companies outside the United States, with a focus on value stocks. The fund invests mainly in midsize and large companies, although it may invest in companies of any size. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily

12 Putnam VT International Value Fund

and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $149,985 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $205,467 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $79,976.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,919,566 and the fund received cash collateral of $3,064,113.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $118,571,569 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$70,214,008	12/31/16

48,357,561	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $146,894,641, resulting in gross unrealized appreciation and depreciation of $21,346,348 and $6,616,474, respectively, or net unrealized appreciation of $14,729,874.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Putnam VT International Value Fund 13

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion,
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $51 under the expense offset arrangements and by $7,288 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $91, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,542,754 and $58,190,766, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	59,821	$578,736	178,709	$1,529,685	162,368	$1,561,952	288,005	$2,430,549

Shares issued in connection with
reinvestment of distributions	302,483	2,885,687	453,728	4,038,182	130,708	1,235,192	205,140	1,811,836

	362,304	3,464,423	632,437	5,567,867	293,076	2,797,144	493,145	4,241,935

Shares repurchased	(1,065,769)	(10,365,550)	(2,404,876)	(20,794,850)	(730,438)	(7,011,221)	(1,493,023)	(12,754,656)

Net decrease	(703,465)	$(6,901,127)	(1,772,439)	$(15,226,983)	(437,362)	$(4,214,077)	(999,878)	$(8,512,721)

14 Putnam VT International Value Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$903,322	Payables	$627,803

Total		$903,322		$627,803

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$1,380,297	$1,380,297

Total	$1,380,297	$1,380,297

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(487,500)	$(487,500)

Total	$(487,500)	$(487,500)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,460 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $29,572,072 and $29,485,083, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT International Value Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked

16 Putnam VT International Value Fund

in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	4th	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 51, 41 and 37 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2008 and 2009. They noted Putnam Management’s view that performance in 2008 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009. They considered steps that Putnam Management had taken to support improved performance, noting in particular that, in late 2009, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that, since then, the fund’s relative performance had improved to the first quartile. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process

Putnam VT International Value Fund 17

for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

18 Putnam VT International Value Fund

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Putnam VT International Value Fund 19

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20 Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Value Fund 21

This report has been prepared for the shareholders		H515
of Putnam VT International Value Fund.	268666	8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011